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After Recording Return To:

Rosalee A. Merritt
Ater Wynne Hewitt Dodson & Skerritt, LLP
222 SW Columbia, Suite 1800
Portland, Oregon 97201

                                                   Tax Account No. R-47911-7240

                          (LINE OF CREDIT TRUST DEED)(1)

                               OREGON DEED OF TRUST,
                     SECURITY AGREEMENT AND FIXTURE FILING

The maximum principal amount to be advanced pursuant to the Note (defined below) is Four Hundred Forty Thousand and No/100 Dollars ($440,000.00); however, this Deed of Trust secures all other indebtedness evidenced by the Note or created in connection herewith, which indebtedness is potentially unlimited. The Note, which is intended as a "credit agreement" within the meaning of ORS 86.155, matures on March 31, 1999.

DATE:         June 9, 1998

GRANTOR:      LILLARD FAMILY TRUST
              DATED AS OF APRIL 28, 1998
              Jeffrey L. Lillard
              Paula Lillard, trustees
              3517 East Burnside Street
              Portland, Oregon 97214

                                                               HEREIN "GRANTOR"

TRUSTEE:      FIDELITY NATIONAL TITLE COMPANY OF OREGON
              500 NE Multnomah, Suite 140
              Portland, Oregon 97232

                                                                      "TRUSTEE"

BENEFICIARY:  ANTIVIRALS, INC.,
              an Oregon corporation
              Suite 1105
              One SW Columbia
              Portland, OR 97258

                                                           HEREIN "BENEFICIARY"

             T H I S   D E E D   O F   T R U S T   W I T N E S S E T H:

     THAT for good and valuable consideration, the receipt of which is hereby acknowledged, Grantor does hereby irrevocably GRANT, BARGAIN, TRANSFER, SELL, CONVEY, WARRANT AND ASSIGN TO TRUSTEE, IN TRUST, WITH POWER OF SALE, that real property in the County of Multnomah, State of Oregon, more particularly described as follows:

     Lot 22 and the East half of Lot 23, Block 84, LAURELHURST, in the City of Portland, Multnomah County, Oregon.

TOGETHER WITH the following described estate, property and rights of Grantor (herein collectively called the "Property") as security for the performance of each covenant and agreement of Grantor contained herein and in all other instruments executed in connection herewith, and for the payment of all sums of money secured hereby:


-------------------------
(1) NOTE: This Deed of Trust is denominated a Line of Credit Trust Deed to comply with ORS 86.155 and is sometimes referred to herein as "Instrument."


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    1.   All of Grantor's legal and equitable right, title and interest in and to all of the following property of every kind and description (whether now or hereafter existing or acquired) that is attached to, erected upon, forming a part of, appurtenant to, situated in or upon, derived from, used or useful in the construction, completion, repair, maintenance, renovation, rehabilitation, alteration or operation of, or arising from the use, occupancy or enjoyment of, or in any way related to or in connection with, all or any portion of such real property, all of which shall be deemed part of the realty and not severable wholly or in part without material injury to the freehold:

         (a) All the estate and rights of Grantor now held and hereafter acquired in and to land lying in streets and roads adjoining such real property, and all access rights and easements appertaining thereto; and

         (b) All appurtenances, tenements, hereditaments, reversionary rights, sidewalks, alleys, strips and gores, easements, options to purchase, licenses, rights of first refusal, mineral, oil and gas, and water rights and shares of stock evidencing the same;

         (c)  All buildings, improvements, structures and fixtures;

         (d) All contract, tort, insurance, condemnation and other claims, demands, settlement awards, damages, judgments or other similar rights;

    INCLUDING, WITHOUT IN ANY WAY LIMITING ANY OF THE FOREGOING, all plans, specifications, drawings, surveys, tests, studies, licenses, permits, certificates of need, samples, forms, construction contracts, building materials, rights to further encumber any of such real property, shrubbery, landscaping, utility deposits, refunds and rebates, fire sprinklers, alarm systems, heating, ventilating and air conditioning systems.

    2. TOGETHER WITH all accessions and additions to, and all modifications, replacements, substitutions, products and proceeds of the foregoing.

    TO HAVE AND TO HOLD the Property bargained and described forever as security for the faithful performance of the Promissory Note secured hereby and as security for the faithful performance of each and all of the covenants, agreements, terms and conditions of this Deed of Trust, and in all other instruments executed in connection herewith.

    COVENANTS. Grantor covenants and agrees as follows:

    1. OBLIGATIONS SECURED AND COVENANTS OF TITLE. This Deed of Trust is made for the purpose of securing the performance of each agreement of Grantor herein and payment of the indebtedness evidenced by a Promissory Note of even date herewith ("Note"), payable to Beneficiary or order, in the original principal sum of Four Hundred Forty Thousand and No/100 Dollars
($440,000.00), with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on March 31, 1999; and all renewals, extensions, modifications, substitutions and consolidations of the Note and all future advances made to Grantor by Beneficiary, under the Note or pursuant to the terms of this Deed of Trust or any other instruments and agreements executed in connection with or to secure the Note ("Secured Obligations").

         Grantor covenants that Grantor is lawfully seized of the interest hereby conveyed and has the right to grant, convey and assign the Property, that the Property is unencumbered, and that Grantor will warrant and defend generally the title to the Property against all claims and demands.

    2. PAYMENTS OF PRINCIPAL AND INTEREST. Grantor shall promptly pay when due all Secured Obligations, including without limitation all the principal of and interest on the indebtedness evidenced by the Note, and all other sums secured by this Instrument and will strictly perform all obligations imposed by the Note and this Instrument.

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      3.  APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Beneficiary from Grantor under the Note or this Instrument shall be applied by Beneficiary in the following order of priority:
(a) payment of costs and expenses for which Grantor is liable hereunder or under this Deed of Trust; (b) payment of accrued interest; (c) reduction of principal; and (d) any other sums secured by this Deed of Trust in such order as Beneficiary, at Beneficiary's option, may determine.

      4. CHARGES; LIENS; PROTECTION OF SECURITY. Grantor shall pay all water and sewer rates, rents, taxes (including but not limited to special assessments and other charges against the Property by governmental or quasi-governmental bodies and any intangible personal property taxes imposed upon Beneficiary for the holding of this Instrument), assessments, premiums, and other impositions attributable to the Property by making payment, when due, directly to the payee thereof. Grantor shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Grantor shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Beneficiary's prior written permission, Grantor shall not allow any lien inferior to this Instrument to be perfected against the Property.

         Grantor may withhold payment of any tax, assessment or claim in connection with a good faith dispute over the obligation to pay, so long as Beneficiary's interest in the Property is not jeopardized. If a lien arises or is filed as a result of non-payment, Grantor shall within fifteen (15) days secure the discharge of the lien or deposit with Beneficiary cash or a sufficient corporate surety bond or other security satisfactory to Beneficiary in an amount sufficient to discharge the lien plus any costs, attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien.

         If Grantor fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Beneficiary therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Beneficiary at Beneficiary's option may make such appearances, disburse such sums and take such action as Beneficiary deems necessary, in its reasonable discretion, to protect Beneficiary's interest, including, but not limited to,
(a) disbursement of attorneys' fees, (b) entry upon the Property to make repairs, and (c) procurement of satisfactory insurance as provided in Section 5 hereof.

         Any amounts disbursed by Beneficiary pursuant to this Section, with interest thereon at the Note rate, shall become additional indebtedness of Grantor secured by this Instrument. Unless Grantor and Beneficiary agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the Note rate unless collection from Grantor of interest at such rate would be contrary to applicable law. Grantor hereby covenants and agrees that Beneficiary shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this Section shall require Beneficiary to incur any expense or take any action hereunder.

      5. INSURANCE. Grantor shall provide and continuously maintain insurance on the buildings now or hereafter erected on the Property against loss or damage by fire and such other hazards as Beneficiary may from time to time require, in an amount not less than full replacement value, written in companies acceptable to Beneficiary, with loss payable to the latter. All insurance policies shall be evaluated and adjusted as required by Beneficiary on an annual basis. Grantor assumes all risk of insufficient coverage of risks or amounts and acknowledges that Beneficiary's requirements are not intended to indicate what Grantor should, in its exercise of reasonable and prudent judgement, obtain. In the event of foreclosure of this Trust Deed or other transfer of title to the Property in extinguishment of some or all of the indebtedness secured hereby, all interest of Grantor in any insurance policies in force shall pass to the purchaser. Grantor shall reimburse Beneficiary for any premiums paid for such insurance by Beneficiary, upon Grantor's default in so insuring the Property or upon default in assigning

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and delivering such policies to Beneficiary. All policies of insurance shall be delivered to Beneficiary as soon as insured; if Grantor shall fail for any reason to procure and maintain any such insurance and to deliver said policies to Beneficiary at least fifteen (15) days prior to the expiration of any policy of insurance now or hereafter placed on the Property, Beneficiary may procure the same at Grantor's expense. Coverage under the policy may not be cancelled, permitted to lapse, or otherwise diminished without a minimum of thirty (30) days' prior written notice to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected, or any part thereof, may be released to Grantor, to be applied, to the extent possible, to repairing or replacing the Property. In the event of loss, Grantor shall immediately give notice to Beneficiary, Beneficiary may make proof of loss if Grantor fails to do so within fifteen (15) days after such casualty. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

      6. PRESERVATION AND MAINTENANCE OF PROPERTY. Grantor shall keep the Property in good condition and repair; to permit no waste thereof; to complete any building, structure or improvement being built or about to be built thereon; to restore promptly any building, structure or improvement thereon which may be damaged or destroyed; and to comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Property.

      7. USE OF PROPERTY. Unless required by applicable law or unless Beneficiary has otherwise agreed in writing, Grantor shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Grantor shall not initiate or acquiesce in a change in the zoning or land use classification of the Property without Beneficiary's prior written consent.

      8. CONDEMNATION. In the event any portion of the Property is taken or damaged in an eminent domain proceeding, the entire amount of the award or such portion as may be necessary to fully satisfy the Secured Obligation, shall be paid to Beneficiary to be applied to the Secured Obligations.

      9. GRANTOR AND LIEN NOT RELEASED. From time to time, Beneficiary may, at Beneficiary's option, without giving notice to or obtaining the consent of Grantor, Grantor's successors or assigns or of any junior lienholder or guarantors, without liability on Beneficiary's part and notwithstanding Grantor's breach of any covenant or agreement of Grantor in this Instrument, and without affecting the lien or other rights of Beneficiary with respect to any Property or other security not expressly released in writing, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, accept additional security of any kind, authorize the Trustee to release from the lien of this Instrument or impair any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension, modification or subordination agreement, and Beneficiary can agree in writing with Grantor to modify the rate of interest or period of amortization of the Note, change the amount of the monthly installments payable thereunder, or change the maturity date of the indebtedness. Any action taken by Beneficiary pursuant to the terms of this Section shall not affect the obligation of Grantor or Grantor's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Grantor contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Grantor shall pay Beneficiary a reasonable service charge, together with such title insurance premiums and attorneys' fees and other costs or charges as may be incurred, at Beneficiary's option, for any such action taken at Grantor's request.

      10. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any part of the

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Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Grantor hereby grants Beneficiary a security interest in such Property.

      Grantor shall give advance notice in writing to Beneficiary of any proposed change in Grantor's address and shall execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any of the Property described or referred to herein.

      Some of the items of the Property are goods that are or are to become fixtures relating to the real property, and it is intended that, as to these goods, this Instrument shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Property is situated. Information concerning the security interest created by this Instrument may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated above. The mailing address of Grantor, as debtor, is as stated above.

      Grantor agrees that Beneficiary may file this Instrument, or a reproduction hereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Grantor agrees to execute and deliver to Beneficiary, upon Beneficiary's request, any financing statement, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Beneficiary may require to perfect a security interest with respect to said items. Grantor shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Beneficiary may reasonably require.

      Without the prior written consent of Beneficiary, Grantor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in any of the Property, including replacements and additions thereto. Upon Grantor's breach of any covenant or agreement of Grantor contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Beneficiary shall have the remedies of a secured party under the Uniform Commercial Code and, at Beneficiary's option, may also invoke the remedies provided in Section of this Instrument as to such items. In exercising any of said remedies, Beneficiary may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order or combination whatsoever, without in any way affecting the availability to Beneficiary of remedies under the Uniform Commercial Code or of the remedies provided in Section of this Instrument.

   11. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

   12. EVENTS OF DEFAULT. The occurrence of any of the following shall, without notice, demand or opportunity to cure, constitute an event of default under this Instrument and the Note:

        a. Failure of Grantor to make any payment required to be paid by Grantor under the Note or this Instrument in strict accordance with the terms thereof;

        b. Failure of Grantor to perform any other covenant, agreement or other obligation contained in this Instrument or the Note.

   13. ASSIGNMENTS AND TRANSFERS. Grantor covenants not to voluntarily or involuntarily sell or otherwise transfer its ownership of the Property or any part thereof. Transfers by leases with purchase options, conveyances by real estate contract, and through


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foreclosures or other forced sales or forfeitures shall each be deemed a transfer of Grantor's interest in the Property for the purposes of this section.

   14. FURTHER ENCUMBRANCES. Grantor acknowledges that Beneficiary has relied upon the Property not being subject to additional liens or encumbrances for reasons which include, but are not limited to, the possibility of competing claims or the promotion of plans disadvantageous to Beneficiary in bankruptcy; the risks to Beneficiary in a junior lienholder's bankruptcy; questions which involve the priority of future advances, the priority of future leases of the Property, the marshaling of Grantor's assets, and Beneficiary's rights to determine the application of condemnation awards and insurance proceeds; the impairment of Beneficiary's option to accept a deed in lieu of foreclosure; and Beneficiary's requirements concerning Grantor's preservation of its equity in the Property and the absence of debt which could increase the likelihood of Grantor's inability to perform its obligations when due. Therefore, as a principal inducement to Beneficiary to make the loan secured by this Deed of Trust and with the knowledge that Beneficiary will materially rely upon this section in so doing, Grantor covenants not to voluntarily or involuntarily encumber the Property or any part thereof. Without limiting the generality of the foregoing and irrespective of the priority thereof, no mortgages, deeds of trust or other forms of security interests shall encumber any real or personal property which is the subject of any lien or security interest granted to Beneficiary as security for the Note. Encumbrances and hypothecations of stock, membership or partnership interests in Grantor or any successor of Grantor, sale lease-backs, transfers by leases with purchase options, and conveyances by real estate contract shall each be deemed an encumbrance for the purposes of this section.

   15. NOTICE. Except for any notice required under applicable law to be given in another manner, (a) any notice to Grantor provided for in this Instrument or in any Note shall be given by mailing such notice by overnight messenger or certified mail, return receipt requested, addressed to Grantor at Grantor's address stated herein or at such other address as Grantor may designate by notice to Beneficiary as provided herein, and (b) any notice to Beneficiary shall be given by overnight messenger or certified mail, return receipt requested, to Beneficiary's address stated herein or to such other address as Beneficiary may designate by notice to Grantor as provided herein. Any notice provided for in this Instrument or in the Note shall be deemed to have been given to Grantor or Beneficiary when given in the manner designated herein.

   16. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Beneficiary and Grantor, subject to the limitations on assignment by Grantor contained herein. All covenants and agreements of Grantor shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Beneficiary may act through its employees, agents or independent contractors as authorized by Beneficiary. Beneficiary may disclose to any participants or prospective participants any information or other data or material in Beneficiary's possession relating to Grantor and the loan without the consent of or notice to Grantor. The captions and headings of the sections or paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

   17. GOVERNING LAW; SEVERABILITY. This Instrument shall be governed by the law of the State of Oregon, the jurisdiction in which the Property is located. In the event that any provision or clause of this Instrument or the Note conflicts with applicable law, or shall be held to be invalid, illegal or unenforceable such conflect or unenforceability shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Grantor is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together with other charges levied in connection with this Instrument and the Note, violates such law, and Grantor is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such

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violation. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Grantor has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated amortization period of the loan. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

     18. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Property held by Beneficiary or by any other party, Beneficiary shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Beneficiary shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Grantor, any party who consents to this Instrument, and any party who now or hereafter acquires a security interests in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

     19. ACCELERATION; REMEDIES. Upon any event of default or Grantor's breach of any covenant or agreement of Grantor in this Instrument or in the Note, including, but not limited to, the covenants to pay when due any sums secured by this Instrument, Beneficiary, at Beneficiary's option following any applicable notice and cure period, may declare all of the sums secured by this Instrument to be immediately due and payable without further demand. Any default under this Instrument shall constitute a default under the Note which it secures and under all other security instruments securing the Note. Likewise, any default under such other security agreements shall constitute a default under this Instrument.

         Beneficiary shall be entitled to collect all costs and expenses incurred in pursuing any of Beneficiary's remedies, including, but not limited to, reasonable attorneys' fees, whether or not any action or proceeding is commenced and any such fees incurred in any appellate or bankruptcy proceeding, and costs of documentary evidence, abstracts and title or foreclosure reports.

         Upon default and following any applicable notice and cure period, Beneficiary may, at Beneficiary's sole option, exercise any one or more of the following rights and remedies in addition to any other remedy available herein or at law:

         (a) Beneficiary may have a receiver appointed as a matter of right whether or not the apparent value of the Property exceeds the amount of the secured indebtedness, and any receiver appointed may serve without bond. Beneficiary's agents or employees may serve as receiver;

         (b) With respect to any part of the Property that is personal property, Beneficiary may exercise the rights and remedies of a secured party under the Uniform Commercial Code and under this Instrument.

         In exercising the remedies provided for realizing on Property which is personal property, Beneficiary may sell all or any part of the Property as a whole or in portions thereof. Beneficiary may bid at any public sale on all or any portion of the Property. Beneficiary shall give Grantor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Property is to be made, and notice given at least ten (10) days prior to the time of the sale or other disposition shall be conclusively presumed to be reasonable. A public sale conducted in the following fashion shall be conclusively presumed to be reasonable:

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                 (1)  Notice is given at least ten (10) days prior to the
         date of sale by publication once in a newspaper of general circulation published in the county in which the sale is to be held;

                 (2) The sale is held in a county in which the Property or any part is located or in a county in which Grantor has a place of business;

                 (3) Payment is required to be in cash or by certified check immediately following the close of the sale, except that if Beneficiary bids Beneficiary need not actually make payment;

                 (4) The sale is by auction, but it need not be by a professional auctioneer;

                 (5) The Property is sold as is and without any preparation for sale by Beneficiary.

         (c) After giving Grantor notice of default in the manner prescribed by applicable law, if any, Beneficiary may invoke the power of sale, commence judicial foreclosure, or exercise any other remedies permitted by applicable law or provided herein or otherwise without notice. Grantor acknowledges that power of sale granted herein and by Oregon law may be exercised by Beneficiary without prior judicial hearing. Grantor has the right to bring an action to assert the non-existence of a breach or any other defense of Grantor to acceleration and sale.

         If Beneficiary invokes the power of sale, Beneficiary shall give written notice to Trustee of the occurrence of an event of default and of Beneficiary's election to cause the Property to be sold. Trustee and Beneficiary shall give such notices as the laws of Oregon may require to Grantor and to such other persons as the laws of Oregon prescribe, and after the lapse of such time as may be required by applicable law, Trustee or its agent shall sell the Property according to the laws of Oregon. Trustee or its agent may sell the Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee or its agent may determine. Trustee or its agent may postpone sale of all or any parcel of the Property as permitted by law by public announcement at the time and place fixed in the notice of sale. Beneficiary or Beneficiary's designee may purchase the Property at any sale.

         Trustee or its agent shall deliver to the purchaser a Trustee's deed conveying the Property so sold without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including, but not limited to, trustee's and attorneys' fees, publication fees, service fees and costs of title evidence; (b) to all sums secured by this Instrument in such order as Beneficiary, in Beneficiary's sole discretion, directs; and (c) the excess, if any, to the Clerk of the Court of the County in which the sale took place or to the person or persons legally entitled thereto.

         Notwithstanding Beneficiary's acceleration of the sums secured by this Instrument, Grantor shall have the right to have proceedings for foreclosure by advertisement and sale discontinued at any time permitted by law before the sale of the Property pursuant to the power of sale contained in this Instrument and applicable law if: (a) Grantor pays Beneficiary all sums which would be then due under this Instrument, the Note and Notes securing Future Advances, if any, had no acceleration occurred; (b) Grantor cures all breaches of any other covenants or arrangements of Grantor contained in this Instrument; (c) Grantor pays all reasonable expenses incurred by Beneficiary and Trustee in enforcing the covenants and agreements of Grantor contained in this Instrument and in enforcing Beneficiary's and Trustee's remedies as provided

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herein, including but not limited to, reasonable trustee's and attorneys'
fees; and (d) Grantor takes such action as Beneficiary may reasonably require to assure that the lien of this Instrument, Beneficiary's interest in the Property, and Grantor's obligation to pay the sums secured by this Instrument shall continue unimpaired. Upon such payment and cure by Grantor, this Instrument and the obligations secured hereby shall remain in full force and effect as if no acceleration had occurred.

          This right to reinstate does not apply if Beneficiary selects any remedy other than non-judicial foreclosure by advertisement and sale.

          If Beneficiary elects to commence judicial suit or action for the foreclosure of this Instrument, Grantor agrees to pay to Beneficiary the costs of such suit or action and such reasonable sum for attorneys' fees as the court may allow, including those on appeal whether said suit or action be brought to a judgment or not, and also such further sums, if any, as Beneficiary shall have paid for surveyor's reports or to procure an abstract of, or search of, the title to said Property subsequent to the execution of this Instrument. All moneys herein agreed to be paid shall be secured hereby. Grantor consents to a personal deficiency judgment for any part of the debt hereby secured which shall not be paid by the sale of the Property, unless such judgment is prohibited by law, and expressly waives (a) any claim of homestead and (b) all rights to possession of the premises during the period allowed by law for redemption.

     20. RECONVEYANCE. Upon payment of all sums secured by this Instrument, Beneficiary shall require Trustee to reconvey the Property and shall surrender this Instrument and all notes evidencing indebtedness secured by this Instrument to Trustee. Trustee shall reconvey the Property without warranty to the person or persons legally entitled thereto. Such person or persons shall pay Trustee's reasonable costs incurred in so reconveying the Property.

     21. SUBSTITUTE TRUSTEE. In accordance with applicable law, Beneficiary may from time to time appoint a successor trustee to any trustee appointed hereunder who has ceased to act. Without conveyance of the Property, the successor trustee shall succeed to all the title, power, and duties conferred upon the Trustee herein and by applicable law.

     22. USE OF PROPERTY. THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

     23.  TIME OF ESSENCE. Time is of the essence of this Instrument.

     24. AMENDMENTS SUPERIOR TO INTERVENING LIENS. Should any agreement be hereafter entered into modifying or changing the terms of this Instrument or the Note secured hereby in any particular, the rights of the parties to such agreement shall be superior to the rights of the holder of any intervening lien.

     25. ATTORNEYS' FEES. As used in this Instrument and in the Note, "attorneys' fees" shall include attorneys' fees, if any, which shall be incurred whether or not legal action is commenced and any such fees incurred at trial, arbitration, interpleader, bankruptcy, hearing or any judicial proceeding, and on appeal or review, and on any collection before or after judgment.

     26. MATURITY DATE. The maturity date of the Note which this Instrument secures is March 31, 1999.

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

                                   WARNING

     UNLESS YOU PROVIDE US WITH EVIDENCE OF THE INSURANCE COVERAGE AS REQUIRED BY OUR CONTRACT OR LOAN AGREEMENT, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTEREST. THIS INSURANCE MAY, BUT NEED NOT, ALSO PROTECT YOUR INTEREST. IF THE COLLATERAL BECOMES DAMAGED, THE COVERAGE WE PURCHASE MAY NOT PAY ANY CLAIM YOU MAKE OR ANY CLAIM MADE AGAINST YOU. YOU MAY LATER CANCEL THIS COVERAGE BY PROVIDING EVIDENCE THAT YOU HAVE OBTAINED PROPERTY COVERAGE ELSEWHERE.

     YOU ARE RESPONSIBLE FOR THE COST OF ANY INSURANCE PURCHASED BY US. THE COST OF THIS INSURANCE MAY BE ADDED TO YOUR CONTRACT OR LOAN BALANCE. IF THE COST IS ADDED TO YOUR CONTRACT OR LOAN BALANCE, THE INTEREST RATE ON THE UNDERLYING CONTRACT OR LOAN WILL APPLY TO THIS ADDED AMOUNT. THE EFFECTIVE DATE OF COVERAGE MAY BE THE DATE YOUR PRIOR COVERAGE LAPSED OR THE DATE YOU FAILED TO PROVIDE PROOF OF COVERAGE.

     THE COVERAGE WE PURCHASE MAY BE CONSIDERABLY MORE EXPENSIVE THAN INSURANCE YOU CAN OBTAIN ON YOUR OWN AND MAY NOT SATISFY ANY NEED FOR PROPERTY DAMAGE COVERAGE OR ANY MANDATORY LIABILITY INSURANCE REQUIREMENTS IMPOSED BY APPLICABLE LAW.

          IN WITNESS WHEREOF, Grantor has executed this Instrument or has caused the same to be executed by its duly authorized representatives.



GRANTOR:                              LILLARD FAMILY TRUST


                                      By: /s/ Jeffrey L. Lillard
                                         -------------------------------------
                                          Jeffrey L. Lillard, Trustee


                                      By: /s/ Paula Lillard
                                         -------------------------------------
                                          Paula Lillard, Trustee



State of Oregon      )
                     ) ss.
County of Multnomah  )

     On this 9th day of June, 1998, before me, personally appeared the above-named Jeffrey L. Lillard as trustee of the Lillard Family Trust, who acknowledged the foregoing instrument to be his voluntary act and deed.

[SEAL]                                /s/ Shannon Miller
                                      ----------------------------------------
                                      Notary Public for Oregon
                                      My Commission Expires:   12/4/99


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

State of Oregon      )
                     ) ss.
County of Multnomah  )

     On this 9th day of June, 1998, before me, personally appeared the above-named Paula Lillard as trustee of the Lillard Family Trust, who acknowledged the foregoing instrument to be her voluntary act and deed.

[SEAL]                                /s/ Shannon Miller
                                      ----------------------------------------
                                      Notary Public for Oregon
                                      My Commission Expires:   12/4/99


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

                        REQUEST FOR FULL RECONVEYANCE

              To be used only when obligations have been paid.

TO: Fidelity National Title Company of Oregon, Trustee

------------------------------------------------------------------------------

     The undersigned is the legal owner and holder of all indebtedness secured by the foregoing trust deed. All sums secured by said trust deed have been fully paid and satisfied. You are hereby directed, on payment to you of any sums owing to you under the terms of said trust and pursuant to Statute, to cancel all evidences of indebtedness secured by said trust deed (which are delivered to you herewith together with said trust deed) and to reconvey, without warranty, to the parties designated by the terms of said trust deed the estate now held by you under the same. Mail reconveyance and documents to Jeffrey L. Lillard and Paula Lillard, trustees, at the address noted for Grantor immediately above.

     DATED:                                            , 19
            -------------------------------------------    -----.



                              ANTIVIRALS, INC.

                              ------------------------------------------------
                              By:                         , Beneficiary
                                 -------------------------

12